A Wholly Owned Subsidiary of: Traded Under the Symbol PROP on the OTCQB Markets July, 2013

Some statements contained in this presentation are “ forward looking statements ” . All statements other than statements of historical facts included in this report, including without limitation, statements regarding planned capital expenditures, the availability of capital resources to fund capital expenditures, estimates of proved reserves, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements . You can identify the use of forward looking statements by the use of forward looking terminology like “ may, ” “ will, ” “ expect, ” “ intend, ” “ forecast, ” “ anticipate, ” “ estimate, ” “ continue, ” “ present value, ” “ future, ” or “ reserves, ” or other variations of comparable terminology . We believe the assumptions and expectations reflected in these forward looking statements are reasonable . However, we can ’ t give any assurance that our expectations will prove to be correct or that we will be able to take any actions that are presently planned . All of these statements involve assumptions of future events and risks and uncertainties . Risks and uncertainties associated with forward looking statements include, but are not limited to : fluctuations in prices of oil and gas ; future capital requirements and availability of financing ; risks associated with the drilling or treating of wells ; competition ; general economic conditions ; governmental regulation ; potential defaults in the payment of amounts owed to us by purchasers of our treatment and initial treatment results may not be indicative of future results . For these and other reasons, actual results may differ materially form those projected or implied . We caution you against undue reliance on forward looking statements or projecting any future results based on such statements . FORWARD LOOKING STATEMENTS

CORPORATE INFORMATION □ Novas Energy USA Inc . , is a wholly owned subsidiary of Propell Technologies Group Inc . , both Delaware Corporations □ Symbol : PROP on the OTC Markets □ Auditor/Accountant – Liggett, Vogt & Webb P . A . , New York □ Legal Counsel – Gracin & Marlow LLP – New York □ Transfer Agent – Nevada Agency and Transfer Company – Reno, NV □ 770 shareholders □ Over 770 Shareholders

NOVAS MANAGEMENT JOHN W. HUEMOELLER II: CEO • 30 years experience in investment banking, finance, sales and marketing. Worked for Smith Barney, Prudential, Drexel Burnham and Paine Webber - experience in stocks, bonds, commodities, mergers and acquisitions, leveraged buyouts and private placements. • CEO Joshua Tree Capital a Consultant to Small Cap Energy Companies. • Served as Chairman and CEO of HumWare Media Corp, a public software technology company. Co - author of U.S. Patent #5,855,005. JOHN ZOTOS: SECRETARY AND DIRECTOR • 27 years of business experience in Commercial and Residential Real Estate developmental and management in the Houston area including Construction and Finance • Initial education as a Geologist at SMU • Worked in the Yates Field for Rotary Lab of Midland Texas collecting Core Samples and worked as a roughneck for C & J Drilling Company in Sterling County Texas DAVID SHROFF: ENGINEERING CONSULTANT • Oil fluids engineer , 6 patents and 8 patents pending related to produced water treatment • 40 years experience running his own exploration and production company Excalibur • Founder of Universal Environmental Technologies, Inc., successfully remediated soils at the Miami Airport, Naval Air Base, and UST facilities in TX, FL, LA, OK, Neb., & Kansas • President & Chairman of Penn Pacific , Tulsa, Oklahoma, a Public E & P Company ALEX ADELMAN CONSULTANT • 20+ Years of Successful Executive Management and Business Development Experience • Weatherford International, Strategic Business Development Manager, AAT Global Business Unit Played an integral part in technology enhancement efforts & new product development. • President Russlink Energy Corp • Superior Oil Company (acquired by Exxon - Mobil) – Exploration Geophysicist

DISTINGUSED BOARD OF DIRECTORS JIM FULLER: INDEPENDENT DIRECTOR • 3 decades of financial services experience serving, in key roles in major financial, educational and regulatory organizations, • In 1981, he was named by President Ronald Reagan to serve on the Board of Directors of the Securities Investor Protection Corporation (SIPC) until 1987 • Senior Vice President New York Stock Exchange (NYSE) from 1976 to 1981, responsible for corporate development, marketing, listing regulation oversight, research and public affairs. DAN STEFFENS: INDEPENDENT DIRECTOR • 30 years in the oil and gas industry and Founder of the Energy Prospectus Group, the publisher of a monthly newsletter the tracks 80 public oil and gas companies • Controller at Hess Oil (NYSE; HES) E & P Division in Houston • CFO of Oklahoma Petroleum Management in Tulsa, OK, Inc. • Graduate of Tulsa University, degree in Accounting, Masters in Taxation and a Licensed CPA MARK KALOW: INDEPEN DENT DIRECTOR • Managing Director at Soquel Group, a consulting firm specializing in Intellectual Property and Business Development • Serves on the Board of Directors of LSF Network, Reischling Press, Inc., and Pure Depth, Inc. • Served as a Managing Director for the Venture Capital Division of Trans Cosmos USA • Bachelor of Science degree in Management from the Massachusetts Institute of Technology and a Masters in Business Administration with a concentration in financial management from the University of Chicago. Attended Director's College at Stanford Law School.

Opportunity □ We are the exclusive U.S licensee of a proprietary Enhanced Oil Recovery technology using Plasma □ Our downhole tool and treatment has shown to significantly increase oil production in over 150 wells in Russia and 9 in the U.S. Objective □ Build reoccurring revenue business models with strong positive cash flow □ Position the Company as an acquisition candidate OPPORTUNITY & OBJECTIVE

PLASMA PULSE TECHNOLOGY □ Plasma is the 4 th State of Matter □ Solid, Liquid, Gas & Plasma □ 18 various types of Plasma (Hot Plasma, Cold Plasma) □ Sun, Lightning, Neon lights

- 9 feet - 200 pounds - Connection to wire line Surface Controller Plasma Pulse Streamer discharges plasma at the perforation zone Energy Produced = 1.5 KJ Voltage - 220 V / 50 Hz Input Power = 500 watts TECHNOLOGY OVERVIEW Tool is lowered to the perforation zone using a wire - line truck

U.S. FIELD PICTURES

# NUMERAL MODULATION OF ELASTIC WAVE

$$V_{(FPVI)} = \frac{K}{\mu(m\beta_L + \beta_R)}$$

**Treatment is repeated numerous times in each 12 - 18” perforation zone of the well depending upon the geophysical characteristics including:**

| | |
|---|---|
| $V_{(FPVI)}$ | -flowing pressure velocity index |
| $k$ | -permeability |
| $m$ | -porosity |
| $\mu$ | -viscosity |
| $\beta_L$ | -liquid compressibility index |
| $\beta_R$ | -rocks compressibility index |

| | | | |
|---|---|---|---|
| Perforated channels are closed by sedimentation | Formation of plasma accompanied by a compression wave | Wave penetrates the drainage area and deep into the reservoir | Sedimentation gone, pressure forces oil to flow again |



**Before** **After**

# SELECTION OF CANDIDATE WELLS

NOVAS ENERGY

The enhancement of oil recovery (EOR) by means of plasma pulse treatment largely depends on the correct selection of candidate wells.

## Candidate Well Requirements

- No behind-the-casing flow
- Well bore inclination (zenith angle) does not exceed 50°
- Reservoir temperature is less than 204 ° F
- Porosity is no more than 30%
- Permeability is at least 2 – 4 mD
- Reservoir pressure is below 500 atm
- Presence of a drilling sump
- The number of perforation holes is ≥ 10 per yard
- The reservoir pressure is greater than the saturation pressure.

## Candidate Well Characteristics That Affect Treatment Efficiency

| Characteristics | Key Performance Indicator |
| --- | --- |
| Wellwork performed | Reservoir hydraulic fracturing was carried out within the last 5 years |
| Well performance history | • Production declined by ≥30% following hydraulic fracturing<br>• Water cut is ≤ 95% |
| Well log interpretation results | Well log data collection (influx profile and intake capacity) |
| Partial map of field development with both accumulated and current production | Production and injection ratio |

TECHNOLOGY OVERVIEW

Perforated channels are closed by sedimentation TECHNOLOGY OVERVIEW Oil viscosity variation (laboratory research) 19 Rotary viscosity machine Rheotest RN 4.1 (Messgerate medingen GmbH) Rheology research of the oil of top carbon deposit of Republic of Tatarstan (dynamic viscosity in the formation > 40 mPa*s) before PP after PP shear velocity, 1/s E f f e c t i v e v i s c o s i t y , m P a * s □ Proven Laboratory Research to Lower Viscosity □ Lower Viscosity Oil Flows Easier

HORIZONTAL TOOL IN DEVELOPMENT Acid treatments on horizontal wells is very ineffective Plasma Pulse Treatment uses NO water and NO chemicals Our technology could be the game changer the industry is looking for May eliminate millions of gallons of water needed for horizontal refrack Low cost Vs Re - Fracking

ENVIRONMENTALLY FRIENDLY Novas Plasma - Pulse Treatment Applied to Wells Via Downhole Insertion of Plasma Generator Equipment Operations Conducted by Digital Controller on Surface Location in the Field Environmentally “Clean” Technology Using No Chemicals and Generating No Waste Uses Moderate Power Source Uses Densities and Velocities That Will Not Damage the Well or the Wellbore

□ Since 1950, 2.6 million wells have been drilled in the U.S. □ In 2009 there were 824,847 producing oil and gas wells in the United States □ 45,000+ new wells expected to be drilled in the U.S. in each of the next 5 years □ 70% oil wells □ Data Source World Oil 2013 Oil & Gas Forecast U.S. MARKET OPPORTUNITY

□ 394,202 Marginal or Stripper Wells (less than 10 BOPD) □ Produced 275MM Barrels of oil in 2009 (20% of U.S. production) □ Data source: Interstate Oil & Gas Compact Commission ’ s (IOGCC) 2009 production report State # of Wells Production (Bbs) BOPD Texas 134,602 108,067,592 2.2 Oklahoma 33,967 21,389,976 1.7 California 31,984 40,702,381 3.5 Ohio 29,340 4,399,562 0.4 Illinois 26,649 9,500,000 1 Kentucky 25,259 2,579,940 0.3 Louisiana 19,969 18,554,005 2.5 Pennsylvania 19,307 3,600,000 0.5 Kansas 18,061 15,232,596 2.4 New Mexico 15,570 15,232,596 2.7 U.S. MARKET OPPORTUNITY

□ 151,000 injection wells in the U.S. □ Enhanced recovery wells (water floods) account for 80% □ Class II disposal wells account for 20% □ Texas □ 32,753 Injector Wells □ Oklahoma □ 10,629 Injector Wells □ Kansas □ 16,658 Injector Wells □ Data Source: U.S. Energy Information Administration U.S. INJECTION WELL MARKET

INCREASED PRODUCTION (RUSSIA) The table below sets forth the ownership of the issued and outstanding Common Stock and Fully Diluted Shares of Propel Technology Group Inc as of February 1 , 2013 . Propel has 250 million Shares of Common Stock authorized, and 50 million Shares of Preferred Stock . Average from 62 production wells that we have data on shows a 101 % increase in the amount of oil produced after treatment . Overall results show a 87 % success rate . 7/16/13 3:45 PM Oil Field Before Treatment BOPD After Treatment BOPD Oil, Bpd Increase % Increase Hvojnoe 0.00 119.20 119.2 100 Shkapovskoe 2.24 17.88 15.6 700 Fedorovskoe 5.22 19.37 14.2 271 Shkapovskoe 5.96 12.67 6.7 113 Vasilovskoe 5.96 38.00 32.0 538 Pashninskoe 6.71 14.90 8.2 122 Sovetskoe 7.45 29.80 22.4 300 Djusushevskoe 14.90 81.95 67.1 450

INJECTOR WELL RESULTS (RUSSIA) The table below sets forth the ownership of the issued and outstanding Common Stock and Fully Diluted Shares of Propel Technology Group Inc as of February 1 , 2013 . Propel has 250 million Shares of Common Stock authorized, and 50 million Shares of Preferred Stock . Average from 36 injector wells that we have data on shows a 545 % increase in the amount of fluid that was injected after treatment . Oil Field Bbls/Day Before Bbls/Day After Increase % Increase Lomovoe 119 728 609 511 Poludennoe 314 942 628 200 Sutorminskoe 157 1080 923 588 Sutorminskoe 63 345 282 450 Tajlakovskoe 31 376 345 1100 Arlanskoe 31 138 107 340 Turchaninovskoe 125 546 421 335 Muravlenkovskoe 1727 4396 2669 155 □ Treatment knocks sedimentation away from the wellbore perforation zone, opens the reservoir so that more fluid can be injected

U.S. INITIAL WELL RESULTS Average from 9 oil wells shows a 175 % increase in production after treatment . Before Treatment After Treatment Initial Oil Well BOPD BOPD % Increase Shreveport, LA - Fredericksburg Limestone 1 barrel 2 barrels 100% Shreveport, LA - Fredericksburg Limestone 1/2 barrel 1 barrel 100% Kay, CO OK, Perry Gas Sandstone 1/4 barrel 1/2 barrel 100% Kay Co, OK, Mississippi Limestone 5 - 6 barrels 18 3 00% Creek, CO, OK, Red Ford Sandstone* 1 1/2 barrels 5.5 barrels 266% Creek, CO, OK, Red Ford Sandstone* 1 1/2 barrels 5.5 barrels 266% Creek, CO, OK, Red Ford Sandstone* 1 1/2 barrels 3.5 barrels 133% Haysville, KS, Mississippi Limestone 2.43 barrels 4.8 barrels 100% Haysville, KS, Mississippi Limestone 3/4 barrels 1.7 barrels 107% *In addition to increasing production on treated wells we have increased production on nearby wells as far away as ½ mile

□ Joint Venture with Well Owners & Operators □ We pay for the service □ $10,000 (pulling rig, wire - line truck, etc.) □ In Exchange for 49% of the increase in production after royalties and operating expenses □ Acquire Oil Fields After We Have Proven Results □ We keep 100% of the increase in production after expenses □ License Service Companies □ Charge a fixed fee for use □ After we have mass manufacturing REOCCURRING REVENUE BUSINESS MODELS

□ Positioning the Company as a future acquisition candidate, as both: □ A service technology company □ An oil production company □ Service Technology Acquisitions □ Halliburton acquired Gearhart Industries for $277 MM in 1988 (Wireline tool company - today would be $ billions) □ Devon Energy bought Mitchell Energy in 2002 for $3.5 billion (Pioneered horizontal drilling) □ Apex Partners acquired Paradigm $1 billion August 2012( geoscience software provider) □ Oil Production M & A activity has never been bigger than now □ $322 billion in E & P acquisitions in 2012 (Wood Mackenzie) □ Mean price of flowing BOPD is approx. $79,000 ACQUISITION TARGET

□ Highly effective treatment to considerablely increase oil production □ Environmentally Friendly □ Enormous, growing U.S. market □ Potential Horizontal Home Run □ Reoccurring Revenue Model □ What is a technology worth that could double oil production as an acquisition? Summary

John W. Huemoeller II Novas Energy USA Inc. 1701 Commerce Street Houston, TX Cell: (720) 933 - 5745 email: jh@novasenergyusa.com www.novasenergyusa.com www.propell.com CONTACT